Guarantees, Commitments,And Contingencies	12 Months Ended
Dec. 31, 2023
Text Block 1 [Abstract]
GUARANTEES, COMMITMENTS, AND CONTINGENCIES
NOTE 33. GUARANTEES, COMMITMENTS, AND CONTINGENCIES
Guarantees
As of December 31, 2023, the Company had outstanding letters of credit of $186 million (December 31, 2022 – $175 million). Of the total outstanding letters of credit, $138 million (December 31, 2022 – $175 million) are funded from the Revolving Credit Facility and $48 million (US$36 million) (December 31, 2022 – nil) are funded from the US$70 million LC Facility.
Commitments
The Company has purchase obligations over the next three years as follows:

2024	$528,003
2025	22,047
2026	937
Legal Proceedings
On January 31, 2022, the Local Labor Board of the State of Tabasco in Mexico (the “Labor Board”) awarded a former employee of Exterran MXN$2,152 million plus other benefits that could increase the award to MXN$2,431 million in connection with a dispute relating to the employee’s severance pay following termination of their employment in 2015.
Enerflex believes the order of the Labor Board is in error and has no credible basis in law or fact. In 2017, the Labor Board ruled that the former employee was entitled to approximately MXN$1.4 million as severance based on an appellate court’s determination that the employee’s salary was approximately MXN$3,500 per day. However, the Labor Board’s January 2022 order significantly increased the amount the employee is owed, ignoring the actual salary that had been established by the appellate court and, instead, basing it on a salary that the former employee never actually received while working for Exterran.
Enerflex has appealed the decision, and the appeal is pending before the courts in Mexico. In the meantime, the Company is pursuing all other available avenues to preserve its rights, including rights under the USMCA investment treaty arguing that the conduct of the Labor Board in Mexico amounts to violations of protections available under the North American Free Trade Agreement.
The Company is involved in litigation and claims associated with normal operations against which certain provisions may be made in the Financial Statements. Management is of the opinion that any resulting settlement arising from the litigation would not materially affect the consolidated financial position, results of operations, or liquidity of the Company.